EXHIBIT 10.30

Certificate No.:  ________                      Principal Amount:

                                                      $640,000.00



                       DBS INDUSTRIES, INC.

                             $640,000

                 THREE YEAR CONVERTIBLE DEBENTURE

                         DECEMBER 5, 1996

                             SERIES C

                      DUE: DECEMBER 31, 1999


THIS CERTIFIES THAT ECHOSTAR COMMUNICATIONS CORPORATION IS THE REGISTERED HOLDER OF ONE (1) DEBENTURE, ISSUED IN THE PRINCIPAL AMOUNT OF SIX HUNDRED FORTY THOUSAND DOLLARS ($640,000.00), OF DBS INDUSTRIES, INC. ("DBSI").

1.   DEBENTURE.

     1.1 DBSI, a Delaware corporation ("Company"), for value received, hereby promises to pay to EchoStar Communications Corporation, or to any other holder hereof ("Holder"), on or before December 31, 1999, the sum of Six Hundred Forty Thousand Dollars ($640,000.00) as set forth below, with interest from the date of issuance of this Debenture, at the rate of prime (as published daily in the Wall Street Journal), adjusted quarterly, plus two percent (2%) per annum until the principal sum hereof has been paid in full. Payment of principal and interest shall be made as hereinafter provided, and shall be paid by wire transfer or other immediately available funds to the registered address of the Holder.

          NEITHER THIS DEBENTURE NOR THE COMMON STOCK ISSUABLE ON EXERCISE OF THE CONVERSION RIGHT HAVE BEEN OR WILL BE REGISTERED UNDER THE FEDERAL SECURITIES LAWS OR THE SECURITIES LAWS OF ANY STATE, AND NEITHER THIS DEBENTURE NOR ANY COMMON STOCK ACQUIRED ON EXERCISE OF THE CONVERSION RIGHT MAY BE TRANSFERRED, HYPOTHECATED, SOLD OR ASSIGNED, EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF THE SECURITIES ACT OF 1933, AND ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS DEBENTURE NOR ANY COMMON STOCK UNDERLYING THE DEBENTURE MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT AFTER NOTICE TO THE COMPANY

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          AND  WITH  THE  COMPANY'S  CONSENT, AND THE COMPANY NEED NOT
          CONSENT TO ANY SUCH PROPOSED TRANSFER UNLESS, IN THE OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH TRANSFER DOES NOT VIOLATE ANY APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

     1.2 This Debenture is one of the duly authorized issue of Three Year Convertible Debentures of the Company due December 31, 1999, limited to Six Hundred Forty Thousand Dollars ($640,000.00) aggregate principal amount and dated as of December 5, 1996, Series "C" (the "Debenture").

     1.3 Payment on account of the accrued and unpaid interest shall be calculated and paid quarterly on March 1, June 1, September 1, and December 1 for the previous quarter, until all interest and the principal sum have been paid in full. At the election of the Holder, accrued interest may be paid in shares of the Company's common stock using the average closing bid price for the quarter in which the interest accrues. All payments made on account of this Debenture shall be applied first to the cost of collection, the payment of accrued but unpaid interest, and the balance, if any, to principal. There shall be no penalty assessed for early redemption of the principal amount due. Payment of principal is due December 31, 1999.

     1.4 In the event the principal amount has not been paid in full by December 31, 1999, the Company may extend the term of this Debenture upon thirty (30) days prior written notice by the Company and the express written consent of the Holder for additional one (1) year periods, which consent Holder may withhold in its sole and absolute discretion, provided however that the principal amount and all unpaid interest shall be due December 31, 2001; provided, further, in the event Holder does not provide its written consent to extend the term of this Debenture, which consent Holder may withhold in its sole and absolute discretion, all amounts due under the terms of this Debenture shall become due and payable on December 31, 1999.

2.  CONVERSION.

     The Holder of this Debenture shall have conversion rights as follows:

     2.1 RIGHT TO CONVERT. The Holder of this Debenture has the right, but not the obligation at any time prior to December __, 1999, to convert the outstanding principal amount hereof, in units of Ten Thousand Dollars ($10,000.00) or more, into shares of common stock of the Company, par value $0.0004 per share (the "Common Shares"), at the conversion price set forth in Section 2.2 below, upon surrender of this Debenture at the office or agency of the Company, accompanied by written notice of conversion in a

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form  reasonably  satisfactory  to  the Company, or as attached  hereto  as
EXHIBIT A, duly executed by the Holder or his or her duly authorized attorney; provided however that, in case this Debenture shall be called for redemption or principal and accrued interest shall otherwise be prepaid, such right shall terminate at the close of business on the seventh day following written notice to Holder of the Company's intent to redeem or
otherwise prepay  principal.   Upon  such  surrender  for  conversion,  the
Company shall issue Common Shares to the Holder of the Debenture promptly upon surrender of the Debenture for conversion. In the event Holder elects to convert a portion, but not all, of the outstanding principal amount hereof into Common Shares of the Company, the Company shall issue to Holder a new Debenture, which Debenture shall evidence the amount of outstanding principal amount not converted. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Debenture and the Holder shall be treated for all purposes as the record holder or holders of such Common Shares as of such date. All Common Shares issuable upon conversion of this Debenture shall be fully
paid  and  non-assessable.   No  fractional  shares or script  representing
fractional shares will be issued upon any conversion, but an adjustment in cash will be made in respect of any fraction of a Common Share which would otherwise be issuable upon the surrender of this Debenture for conversion. Any accrued and unpaid interest shall be paid to the date of conversion, or if not paid, shall be included in calculating the number of Common Shares converted.

     2.2 CONVERSION PRICE. Subject to adjustment pursuant to Section 2.3 hereof, the Conversion Price at which Common Shares shall be issuable upon conversion under Section 2.1 of this Debenture shall be four dollars ($4.00) per Common Share.

     2.3 ADJUSTMENT TO THE CONVERSION PRICE. If at any time or from time to time the Company:

          (a) Pays a dividend or makes a distribution on its Common Shares in additional Common Shares;

          (b) Subdivides its outstanding Common Shares into a greater number of Common Shares;

          (c) Combines its outstanding Common Shares into a smaller number of Common Shares;

          (d) Makes a distribution on its Common Shares in shares of its capital stock other than Common Shares;

          (e) Issues by reclassification of its Common Shares any shares of its capital stock;

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          (f)  Distributes any  rights  or  warrants  to all holders of its
               Common Shares entitling them to purchase Common Shares at a price per Common Share less that the current market price per Common Share; or

          (g) Distributes to all holders of its Common Shares any of its assets or debt securities or any rights or warrants to purchase securities of the Company (excluding cash dividends or distributions from current or retained earnings), then the conversion right and the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of this Debenture may receive the number of Common Shares of the Company which it would have owned immediately following such action if it had converted the Debenture immediately prior to such action.

     2.4 RESERVATION OF COMMON SHARES. The Company shall at all times reserve and keep available out of its authorized but unissued Common
Shares, solely for the purpose of effecting the conversion of this Debenture, the full number of whole Common Shares then deliverable upon the conversion of the entire principal amount of this Debenture at the time outstanding. The Company shall take at all times such corporate action as shall be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Shares upon the conversion of this Debenture in accordance with the provisions hereof.

3.  SUBORDINATION.

     The Company and the Holder of this Debenture, by acceptance hereof, agrees that the payment of the principal and accrued but unpaid interest on the Debenture is hereby expressly subordinated to the prior payment of the principal and interest on all existing or future obligations of the Company for money borrowed from any bank, trust company, venture capital company, insurance company, or other financial institution engaged in the business of lending money, (hereinafter called the "Senior Indebtedness"); provided, however, the payment of principal and accrued but unpaid interest shall not be subordinated to any other obligation of any other party with respect to the collateral subject to the Pledge Agreement, as defined below, in which the Holder shall at all times have a first priority security interest. Other than as required pursuant to the Pledge Agreement, as defined in
Section 4 below, upon any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangement with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshalling of the assets and liabilities of the Company, or in the event the Debenture shall be declared due and payable upon the occurrence of an event of default (as specified herein), (a) no amount

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shall be paid by the Company in  respect  of  the  principal or accrued but unpaid interest on the Debenture at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall have been paid in full, and (b) no claim or proof of claim shall be filed with the Company by or on behalf of the Holder of this Debenture which shall assert any right to receive any payment in respect of the principal and accrued but unpaid interest on the Debenture except subject to payment in full of the principal and interest on all of the Senior
Indebtedness  then  outstanding.   Notwithstanding  anything  else  to  the
contrary in this Section 3, indebtedness to an "affiliate" of the Company shall not constitute "Senior Indebtedness". In this respect, the term "affiliate" shall mean any officer, director, or shareholder who controls the Company. Notwithstanding anything else to the contrary, the provisions of this Section 3 shall not impair the Holder's rights to foreclose upon the Pledged Securities in accordance with the terms and conditions of the Pledge Agreement mentioned in Section 4.

4.  SECURITY.

     This Debenture is secured by, is subject to and is entitled to the benefits of that certain Security Pledge Agreement dated as of the original issue date of this Debenture (the "Pledge Agreement") to which reference is hereby made. The parties agree and acknowledge that Holder shall at all times have a first priority security interest in and to the collateral subject to the Pledge Agreement.

5.  REDEMPTION.

     5.1 This Debenture is subject to redemption, in whole or in part, at any time and from time to time, upon payment of the principal amount thereof to be redeemed together with accrued interest, at the election of the Company, its successors or assigns, upon giving notice of its election to redeem, by registered mail, directed to the Holder hereof at least ten
(10) days prior to the date of redemption. If the Holder hereof fails and neglects to present this Debenture for payment at the time and place reasonably specified in such notice, this Debenture shall cease to bear interest from the date fixed for redemption.

     5.2 The Company may consider and treat the Holder of this Debenture as the absolute owner thereof, whether or not the Debenture shall be overdue, for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

     5.3 Recourse for payment on this Debenture shall exist against the Collateral described in the accompanying Pledge Agreement in addition to all other assets of the Company available for distribution to creditors

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generally.   No  recourse for payment on this Debenture may be had  against
any  incorporator,   shareholder,  officer,  director  or  attorney,  past,
present, or future, of the Company, whether by virtue of any constitution, statute, rule of law, enforcement of any assessment, or penalty, or by reason of any matter prior to the delivery of this Debenture, or otherwise, all of which liability, by the acceptance hereof and as a part of the consideration of the issue hereof, being expressly waived.

6.  DEFAULT BY COMPANY.

     6.1 Any one or more of the following events shall constitute an Event of Default under this Agreement:

          (a) The Company fails to pay any installment of principal or any interest on this Debenture when the same becomes due and payable;

          (b) The Company fails in the observance or performance of any representation, warranty, covenant or agreement in this Debenture or the Pledge Agreement;

          (c) The Company shall commence any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or the Company shall be adjudicated insolvent or bankrupt by a decree of a court of competent jurisdiction; or the Company shall petition or apply for, acquiesce in, or consent to, the appointment of any receiver or trustee of the Company or for all or a substantial part of the property of the Company; or the Company shall make an assignment for the benefit of creditors; or the Company shall admit in writing its inability to pay its debts as they mature; or

          (d) There shall be commenced against the Company any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute of any jurisdiction; whether now or hereafter in effect, any such proceeding shall remain undismissed for a period of forty-five (45) days or the Company by any act indicates its consent to, approval of, or acquiescence in, any such proceeding; or a receiver or trustee shall be appointed for the Company or for all or a substantial part of the property of the Company and any such receivership or

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               trusteeship shall remain undischarged for a period of forty-
               five (45) days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Company and the same shall not be dismissed or bonded within forty-five (45) days after levy.

     In the event the Company fails to pay the principal due under the terms of this Debenture on December 31, 1999, or upon the occurrence of a default in any interest payment herein which remains uncured for ten (10) days or any other Event of Default which remains uncured for forty-five
(45) days, the Holder, in its sole and absolute discretion, by written notice to the Company, may declare the entire unpaid principal amount of the Debenture together with accrued interest thereon, due and payable and the same shall, forthwith become due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived. The Company shall give notice to Holder within three (3) business days of the occurrence of any Event of Default specified in paragraphs (b),
(c), and (d) above.

     6.2 The obligations, duties, benefits and rights of the Company under this Debenture shall be binding upon and inure to the benefit of the Company and its successors, and the Company shall not consolidate with or merge into or with any other person or entity, or transfer or lease substantially all of its properties and assets to any other person or entity unless: (a) the entity formed for such consolidation or into which the Company is merged, or the entity to which the properties and assets of the Company are so transferred or leased shall be a corporation, partnership or trust organized and existing under the laws of the United States, any state thereof or the District of Columbia, which entity shall assume the obligation for payment of this Debenture in accordance with its terms and the performances of all other covenants of the Company under this Debenture and the Pledge Agreement, and (b) immediately after giving effect to such transaction, no event of default, and no event which, after notice or lapse of time or both, would become an event of default, shall have occurred and be continuing; provided, however, the Company shall not assign or otherwise transfer, in connection with a merger, sale, consolidation or otherwise, any of its obligations under the terms of this Debenture if the financial condition of such assignee, successor or otherwise is not at least equal to the financial condition of the Company as reasonably determined by Holder consistent with generally accepted accounting principles.

7.  SECURITIES LAW COMPLIANCE.

     The Holder understands that the right of conversion of this Debenture is subject to full compliance with the provisions of all applicable securities laws and the availability thereunder upon any conversion of any exemption from registration thereunder for such conversion, and that the certificate or certificates evidencing such Shares will bear a legend to the following effect:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THEY HAVE NOT BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE SAID ACT OR LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT REGISTRATION IS NOT REQUIRED THEREUNDER."

8.  NO WAIVER; RIGHTS AND REMEDIES CUMULATIVE.

     No failure on the part of the Holder to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Holder of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Company and the Holder.

9.  HOLDER IS NOT A SHAREHOLDER.

     No Holder of this Debenture, solely by virtue of the ownership of this Debenture, shall be considered a shareholder of the Company for any purpose, nor shall anything in this Debenture be construed to confer on any Holder of this Debenture any rights of a shareholder of the Company including, without limitation, any right to vote, give or withhold consent to any corporate action, receive notice of meetings of shareholders or receive dividends.

10.  TRANSFER, EXCHANGE, AND REPLACEMENT OF DEBENTURE.

     This Debenture, or any portion thereof, and any payment of principal or interest due hereunder is transferable, negotiable and assignable at the option and in the sole discretion of the Holder hereof. Upon surrender of this Debenture to the Company, the Company shall execute and deliver, at its expense, one or more new Debentures and in such names, as requested by the Holder of the surrendered Debenture. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation, or destruction of any Debenture, the Company will make and deliver a new Debenture, of like tenor, at the request of the Holder of such Debenture.

11.  NOTICES.

     All such notices required to be given hereunder shall be given in accordance with the provisions of Section 12 of the Pledge Agreement.

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     Witness  the  seal  of  the  Company  and  the  signature  of its duly authorized officers.


     Date of Issuance: December 5, 1996


[SEAL]


ATTEST:                       DBS Industries, Inc.



MICHAEL T. SCHIEBER           By: FRED W. THOMPSON
Secretary                         President

                             EXHIBIT A



                       NOTICE OF CONVERSION



     The  undersigned  holder  of a Convertible Debenture (the "Debenture")

due December 31, 1999, in the original  principal  amount  of  Six  Hundred

Forty   Thousand   Dollars  ($640,000.00)  of  DBS  INDUSTRIES,  INC.  (the

"Company") hereby exercises  the  option  to  convert  this  Debenture into shares of common stock, par value $0.0004 ("Common Shares") of  the Company in accordance with the terms of this Debenture, and directs that the Common

Shares  issuable  upon the conversion, be issued in the undersigned's  name and delivered to the undersigned as soon as practicable.

     The number of  Common  Shares  to  be  received  in  the conversion is

________________.



Date:  ______________    ____________________________________



Date:  ______________    ____________________________________